Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

PIMCO MANAGED ACCOUNTS TRUST

(the “Trust”)

Supplement dated June 2, 2016 to the

Statement of Additional Information dated February 29, 2016,

as supplemented (the “SAI”)

Disclosure Related to Fixed Income SHares: Series C and Fixed Income SHares: Series M

(each, a “Portfolio,” and collectively, the “Portfolios”)

Effective May 26, 2016, each Portfolio is jointly managed by Curtis Mewbourne, Scott Mather and David Braun. Accordingly, effective immediately, the following changes are made to the SAI:

1.	The following sentence is added to the subsection titled “Management of the Trust—Securities Ownership” (with respect to portfolio managers) in the SAI:

Mr. Mather and Mr. Braun were not beneficial owners of shares of any Portfolio as of May 23, 2016.

2.	The following information is added to the table and accompanying footnotes in the subsection titled “Management of the Trust—Other Accounts Managed by Portfolio Manager” in the SAI:

	Mather*		Braun*
	Series M and Series C(2)		Series M and Series C(3)
Account Type	#	AUM ($MM)	#	AUM ($MM)
Registered investment companies	24	$139,664.66	2	$568.67
Other pooled investment vehicles	22	$14,336.83	3	$417.94
Other accounts	20	$12,231.97	129	$42,716.63

*	Effective May 26, 2016, Mr. Mather and Mr. Braun manage FISH: Series M and FISH: Series C. The information provided with respect to Mr. Mather and Mr. Braun is as of May 23, 2016.
(2)	Of these other accounts, 3 accounts totaling $2,684.98 million in assets pay a performance fee that is based in part on the performance of the accounts.
(3)	Of these other accounts, 1 account totaling $752.32 million in assets pays a performance fee that is based in part on the performance of the accounts.

Investors Should Retain This Supplement For Future Reference

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